Virtus Emerging Markets Debt Fund,

a series of Virtus Opportunities Trust

Supplement dated March 11, 2013 to the Summary Prospectus and

Statutory Prospectus dated January 31, 2013

IMPORTANT NOTICE TO INVESTORS

The fund has modified its approach to managing duration.

Accordingly, the description of the fund’s duration strategy under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus is revised to state:

Under normal circumstances, the average duration of the fund’s portfolio will vary within three years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2012, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 7.41 years.

Additionally, the paragraph describing the fund’s duration strategy under “Principal Investment Strategies” on page 134 of the statutory prospectus is hereby revised to read:

Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fund’s portfolio will vary within three years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2012, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 7.41 years. Typically, for an index or fund maintaining a modified adjusted duration of 7.41 years, a one percent increase in interest rates would cause a 7.41% decrease in the value of the index’s or fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the index’s or fund’s assets to increase by 7.41%.

All other disclosure concerning the fund, including fees, expenses and portfolio management remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/EMDebt-Duration (3/2013)